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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 29, 2003

                        ENTERPRISE PRODUCTS PARTNERS L.P.
                       ENTERPRISE PRODUCTS OPERATING L.P.
           (Exact name of registrants as specified in their charters)

          Delaware                         1-14323                          76-0568219
          Delaware                       333-93239-01                       76-0568220
(State or other jurisdiction of     (Commission File Number)      (I.R.S. Employer Identification
 incorporation or organization)                                                  No.)


         2727 North Loop West,  Houston, Texas             77008-1037
        (Address of principal executive offices)           (Zip Code)

        Registrants telephone number, including area code: (713) 880-6500

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                                EXPLANATORY NOTE

This report constitutes a combined report for Enterprise Products Partners L.P. (the "Partnership") (Commission File No. 1-14323) and its 98.9899% owned subsidiary, Enterprise Products Operating L.P. (the "Operating Partnership") (Commission File No. 333-93239-01). Since the Operating Partnership owns substantially all of the Partnership's consolidated assets and conducts substantially all of the Partnership's business and operations, the information set forth herein constitutes combined information for the Partnership and the Operating Partnership.

Unless the context requires otherwise, references to "we", "us" or "our" are intended to mean the consolidated business and operations of Enterprise Products Partners L.P., which includes Enterprise Products Operating L.P. and its subsidiaries.

ITEM 5.     OTHER EVENTS.

      On May 29, 2003, we entered into an underwriting agreement for the public offering of 10,400,000 common units, including 650,000 common units to be offered to four trusts established for the benefit of the children of Dan L. Duncan, the Chairman of our general partner, 50,000 common units to be offered to O. S. Andras, the President and Chief Executive Officer of our general partner, and 2,500 common units to be offered to three other members of our management team. Closing of the issuance and sale of the common units is scheduled for June 4, 2003.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            NOT APPLICABLE.

      (b)   PRO FORMA FINANCIAL INFORMATION.

            NOT APPLICABLE.

      (c)   EXHIBITS.

      1.1 Underwriting Agreement dated May 29, 2003, among Enterprise Products GP, LLC, Enterprise Products Partners L.P., Enterprise Products Operating L.P., Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., UBS Warburg LLC, Raymond James & Associates, Inc., RBC Dain Rauscher Inc., Sanders Morris Harris Inc. and Wachovia Securities, Inc.

      5.1   Opinion of Vinson & Elkins L.L.P.

      8.1   Opinion of Vinson & Elkins L.L.P.

     23.1   Consent of Vinson & Elkins L.L.P.  (included in Exhibits 5.1 and
            8.1 hereto)

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                    ENTERPRISE PRODUCTS PARTNERS L.P.
                                    ENTERPRISE PRODUCTS OPERATING L.P.

                                    By:   Enterprise Products GP, LLC, the
                                          general partner of the Partnership
                                          and the Operating Partnership

Date: May 30, 2003                  By: /s/ Michael J. Knesek
                                        ------------------------------------
                                    Name:  Michael J. Knesek
                                    Title: Vice President, Controller and
                                           Principal Accounting Officer of
                                           Enterprise GP, LLC


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                                  EXHIBIT INDEX

      EXHIBIT
      NUMBER                  EXHIBIT DESCRIPTION
      ------                  -------------------
      1.1 Underwriting Agreement dated May 29, 2003, among Enterprise Products GP, LLC, Enterprise Products Partners L.P., Enterprise Products Operating L.P., Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., UBS Warburg LLC, Raymond James & Associates, Inc., RBC Dain Rauscher Inc., Sanders Morris Harris Inc. and Wachovia Securities, Inc.

      5.1   Opinion of Vinson & Elkins L.L.P.

      8.1   Opinion of Vinson & Elkins L.L.P.

     23.1   Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and
            8.1 hereto)